RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Fidelity National Information Services Inc. (FIS 7.625% July 15, 2017 144A) Cusip 31620MAA

3.	Underwriter from whom purchased:	Banc America Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$5,035,000

6.	Aggregate principal amount of offering:	$600,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	7/8/2010

10.	Date offering commenced:	7/8/2010

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Fidelity National Information Services, Inc. (FIS 8.75% July 15, 2020 144A) Cusip 31620MAC

3.	Underwriter from whom purchased:	Banc America Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$4,250,000

6.	Aggregate principal amount of offering:	$500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	7/8/2010

10.	Date offering commenced:	7/8/2010

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Wynn Las Vegas LLC (7.75% August 15, 2020 144A) Cusip 983130AQ

3.	Underwriter from whom purchased:	Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$16,770,000

6.	Aggregate principal amount of offering:	$1,320,000,000

7.	Purchase price (net of fees and expenses):	$100

8.	Offering price at close of first day on which any sales were made:	$100

9.	Date of Purchase:	7/21/2010

10.	Date offering commenced:	7/21/2010

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Arch Coal, Inc. (ACI 7.25% October 1, 2020) Cusip 039380AC

3.	Underwriter from whom purchased:		BancAmerica Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$11,205,000

6.	Aggregate principal amount of offering:			$500,000,000

7.	Purchase price (net of fees and expenses):			$100

8.	Offering price at close of first day on which any sales were made:			$100

9.	Date of Purchase:			8/2/2010

10.	Date offering commenced:			8/2/2010

11.	Commission, spread or profit:			2.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Petrohawk Energy Corporation (HAWK 7.25% August 15, 2018 144A) Cusip 716495AK

3.	Underwriter from whom purchased:	Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$4,305,000

6.	Aggregate principal amount of offering:	$825,000,000

7.	Purchase price (net of fees and expenses):	$100

8.	Offering price at close of first day on which any sales were made:	$100

9.	Date of Purchase:	8/3/2010

10.	Date offering commenced:	8/3/2010

11.	Commission, spread or profit:	1.88%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Pride International Inc. (PDE 6.875% August 15, 2020) Cusip 74153QAH

3.	Underwriter from whom purchased:		Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$9,400,000

6.	Aggregate principal amount of offering:			$900,000,000

7.	Purchase price (net of fees and expenses):			$100

8.	Offering price at close of first day on which any sales were made:			$100

9.	Date of Purchase:			8/3/2010

10.	Date offering commenced:			8/3/2010

11.	Commission, spread or profit:			0.74%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Marina District Finance (BORGAT 9.50% October 15, 2015 144A) Cusip 53808RAA

3.	Underwriter from whom purchased:	BancAmerica Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$7,994,594

6.	Aggregate principal amount of offering:	$395,772,000

7.	Purchase price (net of fees and expenses):	$98.943

8.	Offering price at close of first day on which any sales were made:	$98.943

9.	Date of Purchase:	8/4/2010

10.	Date offering commenced:	8/4/2010

11.	Commission, spread or profit:	2.48%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Marina District Finance (BORGAT 9.875% August 15, 2018 144A) Cusip 56808RAC

3.	Underwriter from whom purchased:	BancAmerica Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$8,123,967

6.	Aggregate principal amount of offering:	$397,260,000

7.	Purchase price (net of fees and expenses):	$99.315

8.	Offering price at close of first day on which any sales were made:	$99.315

9.	Date of Purchase:	8/4/2010

10.	Date offering commenced:	8/4/2010

11.	Commission, spread or profit:	2.48%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Anadark Petroleum Corp. (APC 6.375% September 15, 2017) Cusip 032511BH

3.	Underwriter from whom purchased:		Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$57,725,000

6.	Aggregate principal amount of offering:			$2,000,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			8/9/2010

10.	Date offering commenced:			8/9/2010

11.	Commission, spread or profit:			1.75%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	International Lease Finance Corporation (AIG 7.125% September 1, 2018 144A) Cusip 459745GC

3.	Underwriter from whom purchased:	BancAmerica Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$5,294,788

6.	Aggregate principal amount of offering:	$1,274,949,000

7.	Purchase price (net of fees and expenses):	$99.996

8.	Offering price at close of first day on which any sales were made:	$99.996

9.	Date of Purchase:	8/10/2010

10.	Date offering commenced:	8/10/2010

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Cott Beverages USA Inc. (BCB 8.125% September 1, 2018 144A) Cusip 221643AE

3.	Underwriter from whom purchased:	Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$6,055,000

6.	Aggregate principal amount of offering:	$375,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	8/12/2010

10.	Date offering commenced:	8/12/2010

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	NRG Energy Inc. (NRG 8.25% September 1, 2020 144A) Cusip 629377BH

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$5,610,000

6.	Aggregate principal amount of offering:	$1,100,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	8/17/2010

10.	Date offering commenced:	8/17/2010

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Mueller Water Products (MWA 8.75% September 1, 2020 144A) Cusip 624758AC

3.	Underwriter from whom purchased:	BancAmerica Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$993,537

6.	Aggregate principal amount of offering:	$221,332,500

7.	Purchase price (net of fees and expenses):	$98.370

8.	Offering price at close of first day on which any sales were made:	$98.370

9.	Date of Purchase:	8/19/2010

10.	Date offering commenced:	8/19/2010

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Exco Resources Inc. (XCO 7.50% September 15, 2018) Cusip 269279AD

3.	Underwriter from whom purchased:		BancAmerica Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$4,409,218

6.	Aggregate principal amount of offering:			$738,975,000

7.	Purchase price (net of fees and expenses):			$98.530

8.	Offering price at close of first day on which any sales were made:			$98.530

9.	Date of Purchase:			9/10/2010

10.	Date offering commenced:			9/10/2010

11.	Commission, spread or profit:			1.75%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		BE Aerospace Inc. (BEAV 6.875% October 1, 2020) Cusip 055381AR

3.	Underwriter from whom purchased:		Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$20,306,410

6.	Aggregate principal amount of offering:			$644,176,000

7.	Purchase price (net of fees and expenses):			$99.104

8.	Offering price at close of first day on which any sales were made:			$99.104

9.	Date of Purchase:			9/13/2010

10.	Date offering commenced:			9/13/2010

11.	Commission, spread or profit:			2.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Inergy LP/Inergy Finance (NRGY 7.00% October 1, 2018 144A) Cusip 45661TAJ

3.	Underwriter from whom purchased:	Wells Fargo Advisors

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$23,825,000

6.	Aggregate principal amount of offering:	$600,000,000

7.	Purchase price (net of fees and expenses):	$100

8.	Offering price at close of first day on which any sales were made:	$100

9.	Date of Purchase:	9/13/2010

10.	Date offering commenced:	9/13/2010

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Continental Resources (CLR 7.125% April 1, 2021 144A) Cusip 212015AE

3.	Underwriter from whom purchased:	BancAmerica Seucirites

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$7,015,000

6.	Aggregate principal amount of offering:	$400,000,000

7.	Purchase price (net of fees and expenses):	$100

8.	Offering price at close of first day on which any sales were made:	$100

9.	Date of Purchase:	9/13/2010

10.	Date offering commenced:	9/13/2010

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Huntsman International LLC (HUN 8.625% March 15, 2021 144A) Cusip 44701QAW

3.	Underwriter from whom purchased:	Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$11,725,000

6.	Aggregate principal amount of offering:	$350,000,000

7.	Purchase price (net of fees and expenses):	$100

8.	Offering price at close of first day on which any sales were made:	$100

9.	Date of Purchase:	9/14/2010

10.	Date offering commenced:	9/14/2010

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Graphic Packaging International Inc. (GPK 7.875% October 1, 2018) Cusip 38869PAH

3.	Underwriter from whom purchased:		BancAmerica Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$12,700,000

6.	Aggregate principal amount of offering:			$250,000,000

7.	Purchase price (net of fees and expenses):			$100

8.	Offering price at close of first day on which any sales were made:			$100

9.	Date of Purchase:			9/15/2010

10.	Date offering commenced:			9/15/2010

11.	Commission, spread or profit:			1.75%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Intelsat Jackson Holdings S.A. (INTEL 7.25% October 15, 2020 144A) Cusip 45824TAA

3.	Underwriter from whom purchased:	Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$16,100,000

6.	Aggregate principal amount of offering:	$1,000,000,000

7.	Purchase price (net of fees and expenses):	$100

8.	Offering price at close of first day on which any sales were made:	$100

9.	Date of Purchase:	9/16/2010

10.	Date offering commenced:	9/16/2010

11.	Commission, spread or profit:	1.38%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	FTI Consulting Inc (FCN 6.75% October 1, 2020 144A) Cusip 302941AH

3.	Underwriter from whom purchased:	BancAmerica Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$16,030,000

6.	Aggregate principal amount of offering:	$400,000,000

7.	Purchase price (net of fees and expenses):	$100

8.	Offering price at close of first day on which any sales were made:	$100

9.	Date of Purchase:	9/16/2010

10.	Date offering commenced:	9/16/2010

11.	Commission, spread or profit:	2.20%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	CCO Holdings LLC/Capital Corporation (CHTR 7.25% October 30, 2017 144A) Cusip 1248EPAR

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$17,208,000

6.	Aggregate principal amount of offering:	$1,000,000,000

7.	Purchase price (net of fees and expenses):	$100

8.	Offering price at close of first day on which any sales were made:	$100

9.	Date of Purchase:	9/20/2010

10.	Date offering commenced:	9/20/2010

11.	Commission, spread or profit:	1.64%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Sinclair Television Group, Inc. (SBGI 8.375% October 15, 2018 144A) Cusip 829259AD

3.	Underwriter from whom purchased:	Citadel Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$3,932,823

6.	Aggregate principal amount of offering:	$246,417,500

7.	Purchase price (net of fees and expenses):	$98.567

8.	Offering price at close of first day on which any sales were made:	$98.567

9.	Date of Purchase:	9/21/2010

10.	Date offering commenced:	9/21/2010

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Whitning Petroleum Corporation (WLL 6350% October 1, 2018) Cusip 966387AF

3.	Underwriter from whom purchased:		BancAmerica Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$9,120,000

6.	Aggregate principal amount of offering:			$350,000,000

7.	Purchase price (net of fees and expenses):			$100

8.	Offering price at close of first day on which any sales were made:			$100

9.	Date of Purchase:			9/21/2010

10.	Date offering commenced:			9/21/2010

11.	Commission, spread or profit:			2.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		HealthSouth Corp (HLS 7.25% October 1, 2018) Cusip 421924BH

3.	Underwriter from whom purchased:		Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$6,660,000

6.	Aggregate principal amount of offering:			$275,000,000

7.	Purchase price (net of fees and expenses):			$100

8.	Offering price at close of first day on which any sales were made:			$100

9.	Date of Purchase:			9/28/2010

10.	Date offering commenced:			9/28/2010

11.	Commission, spread or profit:			2.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		HealthSouth Corp (HLS 7.75% September 15, 2022) Cusip 421924BJ

3.	Underwriter from whom purchased:		Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$6,295,000

6.	Aggregate principal amount of offering:			$250,000,000

7.	Purchase price (net of fees and expenses):			$100

8.	Offering price at close of first day on which any sales were made:			$100

9.	Date of Purchase:			9/28/2010

10.	Date offering commenced:			9/28/2010

11.	Commission, spread or profit:			2.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 12, 2010